                                                                    Exhibit 24



                                  POWER OF ATTORNEY


     The undersigned, as a director of Stimsonite Corporation (the "Company"), does hereby constitute and appoint Robert E. Stutz and Thomas C. Ratchford, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 and any and all amendments thereto relating to the registration of shares of the Company's Common Stock, $.01 par value, pursuant to the Nonqualified Stock Option Agreement dated as of March 22, 1997 between Robert E. Stutz and the Company, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March, 1998.




                                                /s/ Terrence D. Daniels
                                            __________________________________
                                                  Terrence D. Daniels

                                  POWER OF ATTORNEY


     The undersigned, as a director of Stimsonite Corporation (the "Company"), does hereby constitute and appoint Robert E. Stutz and Thomas C. Ratchford, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 and any and all amendments thereto relating to the registration of shares of the Company's Common Stock, $.01 par value, pursuant to the Nonqualified Stock Option Agreement dated as of March 22, 1997 between Robert E. Stutz and the Company, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of March, 1998.




                                                 /s/ Lawrence S. Eagleburger
                                                ______________________________
                                                    Lawrence S. Eagleburger

                                  POWER OF ATTORNEY


     The undersigned, as a director of Stimsonite Corporation (the "Company"), does hereby constitute and appoint Robert E. Stutz and Thomas C. Ratchford, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 and any and all amendments thereto relating to the registration of shares of the Company's Common Stock, $.01 par value, pursuant to the Nonqualified Stock Option Agreement dated as of March 22, 1997 between Robert E. Stutz and the Company, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 1998.




                                                     /s/ Donald H. Haider
                                                   __________________________
                                                        Donald H. Haider

                                  POWER OF ATTORNEY


     The undersigned, as a director of Stimsonite Corporation (the "Company"), does hereby constitute and appoint Robert E. Stutz and Thomas C. Ratchford, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 and any and all amendments thereto relating to the registration of shares of the Company's Common Stock, $.01 par value, pursuant to the Nonqualified Stock Option Agreement dated as of March 22, 1997 between Robert E. Stutz and the Company, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 1998.




                                                     /s/ Edward T. Harvey, Jr.
                                                    ___________________________
                                                         Edward T. Harvey, Jr.

                                  POWER OF ATTORNEY


     The undersigned, as a director of Stimsonite Corporation (the "Company"), does hereby constitute and appoint Robert E. Stutz and Thomas C. Ratchford, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 and any and all amendments thereto relating to the registration of shares of the Company's Common Stock, $.01 par value, pursuant to the Nonqualified Stock Option Agreement dated as of March 22, 1997 between Robert E. Stutz and the Company, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of March, 1998.




                                                /s/ Anthony R. Ignaczak
                                              _____________________________
                                                   Anthony R. Ignaczak

                                  POWER OF ATTORNEY


     The undersigned, as a director of Stimsonite Corporation (the "Company"), does hereby constitute and appoint Robert E. Stutz and Thomas C. Ratchford, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 and any and all amendments thereto relating to the registration of shares of the Company's Common Stock, $.01 par value, pursuant to the Nonqualified Stock Option Agreement dated as of March 22, 1997 between Robert E. Stutz and the Company, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March, 1998.




                                                /s/ Richard J.M. Poulson
                                             _______________________________
                                                   Richard J.M. Poulson

                                  POWER OF ATTORNEY


     The undersigned, as a director of Stimsonite Corporation (the "Company"), does hereby constitute and appoint Robert E. Stutz and Thomas C. Ratchford, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 and any and all amendments thereto relating to the registration of shares of the Company's Common Stock, $.01 par value, pursuant to the Nonqualified Stock Option Agreement dated as of March 22, 1997 between Robert E. Stutz and the Company, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of March, 1998.




                                                        /s/ Jay R. Taylor
                                                       _____________________
                                                          Jay R. Taylor

                                  POWER OF ATTORNEY


     The undersigned, as a director of Stimsonite Corporation (the "Company"), does hereby constitute and appoint Robert E. Stutz and Thomas C. Ratchford, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 and any and all amendments thereto relating to the registration of shares of the Company's Common Stock, $.01 par value, pursuant to the Nonqualified Stock Option Agreement dated as of March 22, 1997 between Robert E. Stutz and the Company, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March, 1998.




                                                          /s/ Robert E. Stutz
                                                        _______________________
                                                             Robert E. Stutz